                                                                   EXHIBIT 31.1

                   CERTIFICATION OF CHIEF EXECUTIVE OFFICER
            PURSUANT TO SECTION 302 OF THE SARBANES-OXLEY ACT OF 2002

I, George A. O'Brien, certify that:

     1.   I have reviewed this  quarterly  report on Form 10-Q of Scotia Pacific
          Company LLC;

     2.   Based on my  knowledge,  this  quarterly  report  does not contain any untrue  statement of a material  fact or omit to state a material fact necessary to make the statements  made, in light of the  circumstances under which such  statements were made, not misleading with respect to the period covered by this quarterly report;

     3.   Based on my knowledge,  the financial statements,  and other financial information  included in this quarterly report,  fairly present in all material respects the financial  condition,  results of operations and cash flows of the registrant as of, and for, the periods  presented in this quarterly report;

     4.   The registrant's  other  certifying  officer and I are responsible for establishing  and maintaining  disclosure  controls and procedures (as defined in Exchange  Act Rules  13a-14 and 15d-14) for the  registrant and have:

          (a)  designed such  disclosure  controls and procedures to ensure that material  information  relating to the registrant,  including its consolidated  subsidiaries,  is made known to us by others within those  entities,  particularly  during  the  period in which this quarterly report is being prepared;

          (b)  evaluated  the  effectiveness  of  the  registrant's   disclosure
               controls and  procedures as of a date within 90 days prior to the filing date of this quarterly report (the "Evaluation Date"); and

          (c)  presented  in this  quarterly  report our  conclusions  about the effectiveness of the disclosure  controls and procedures based on our evaluation as of the Evaluation Date;

     5.   The registrant's other certifying officer and I have disclosed,  based on our most recent  evaluation,  to the registrant's  auditors and the audit  committee of the  registrant's  board of directors  (or persons performing the equivalent functions):

          (a)  all  significant  deficiencies  in the  design  or  operation  of internal controls could adversely affect the registrant's ability to record, process,  summarize and report financial data and have identified for the registrant's  auditors any material weaknesses in internal controls; and

          (b)  any fraud,  whether or not material,  that involves management or other employees who have a significant  role in the  registrant's internal control over financial reporting; and

     6.   The  registrant's  other  certifying  officers and I have indicated in this  quarterly  report  whether  there  were  significant  changes in internal controls or in other factors that could significantly  affect
          internal   controls   subsequent  to  the  date  of  our  most  recent
          evaluation,   including   any   corrective   actions  with  regard  to
          significant deficiencies and material weaknesses.

Date:  August 9, 2006                       /S/   GEORGE A.O'BRIEN
                                                  George A. O'Brien
                                                  Chief Executive Officer